UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2022

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submissions of Matters to a Vote of Security Holders.

On June 1, 2022, Chegg, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2022, and the amended proxy statement filed on April 27, 2022.

All nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal are set forth in the following tables.

1.To elect four Class III directors, to serve until the third annual meeting of stockholders following the Meeting and until their successors are elected and qualified or until their resignation or removal:

Nominee	For	Withheld	Broker Non-Votes
Sarah Bond	96,212,035	2,333,645	11,204,344
Marcela Martin	85,725,362	12,820,318	11,204,344
Melanie Whelan	95,970,650	2,575,030	11,204,344
John (Jed) York	87,964,491	10,581,189	11,204,344

2.To approve, on a non-binding advisory basis, the compensation paid by the Company to our named executive officers for the year ended December 31, 2021:

For	Against	Abstain	Broker Non-Votes
62,458,984	19,894,658	16,192,038	11,204,344

3.To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
109,472,634	90,201	187,189	—

Item 8.01    Other Events.

On June 2, 2022, Chegg, Inc. (the “Company”) issued a press release announcing that the Company’s board of directors had approved a $1.0 billion increase to the Company’s existing securities repurchase program authorizing the repurchase of up to $2.0 billion of the Company’s common stock and/or convertible notes through open market purchases, block trades, and/or privately negotiated transactions or pursuant to 10b5-1 plans, in compliance with applicable securities laws and other legal requirements. The timing, volume, and nature of the repurchases will be determined by the Company’s management, in consultation with the board's Finance Committee, based on the capital needs of the business, market conditions, applicable legal requirements, and other factors. The repurchase program has no expiration date and will continue until otherwise suspended, terminated, or modified at any time for any reason by our board of directors. The Company currently expects to fund the repurchase program from its existing cash balance and future cash flows from operations.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.01	Press release issued by Chegg, Inc., dated June 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /s/ Andrew Brown
Andrew Brown
Chief Financial Officer
Date: June 2, 2022